SUPPLEMENT DATED SEPTEMBER 21, 2023
TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2023
AND THE CURRENT STATEMENT OF ADDITIONAL INFORMATION
OF VANECK FUNDS

VANECK EMERGING MARKETS LEADERS FUND
Class A: ELMAX / Class I: ELMIX / Class Y: ELMYX / Class Z: ELMZX

This Supplement updates certain information contained in the above-dated Summary Prospectus and Prospectus, and current Statement of Additional Information for VanEck Funds (the “Trust”) regarding VanEck Emerging Markets Leaders Fund (the “Fund”). You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.1115 or visiting the VanEck website at www.vaneck.com.

The Board of Trustees of the Trust has approved a Plan of Liquidation and Dissolution (the “Plan”) with respect to the Fund, pursuant to which the Fund is expected to be liquidated and dissolved on or about October 11, 2023 (the “Liquidation Date”). The Liquidation Date may be changed without notice at the discretion of the Trust’s officers.
The Fund may be required to distribute any net income and capital gains earned by the Fund, and not previously distributed, in one or more distributions (the “Distribution(s)”) made prior to liquidation or as part of the final liquidation distribution. Fund shareholders of record on the date such Distribution(s) is/are declared will receive the Distribution(s).
During the period between the effective date of the Plan (September 20, 2023) and the Liquidation Date, the Fund will begin the process of winding down its business and affairs and making a distribution of its assets to shareholders, may depart from its stated principal investment strategies and investment objective, and may hold a significant cash position. The Fund no longer represents a long-term investment solution, and is no longer being marketed for new investment, and, as a consequence, the size and net asset value of the Fund may decrease as a result of shareholder redemptions and sale of Fund assets to meet those redemptions. This potentially will cause remaining shareholders to bear increased operating expenses.
In anticipation of the Fund’s liquidation, the Fund will be closed, effective September 22, 2023, to new investors and will not accept additional investments from existing shareholders, except in connection with the reinvestment of any dividend or capital gain distributions. Current shareholders of the Fund may, consistent with the requirements set forth in the Prospectus, redeem or exchange their shares into shares of the same class of other series of the Trust at any time prior to the Liquidation Date.

Please retain this supplement for future reference.